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                                                                Exhibit: 10.21FT

                                    AGREEMENT

         THIS IS AN AGREEMENT between FUTECH EDUCATIONAL PRODUCTS, INC. of 2315 North 35th Avenue, Phoenix, Arizona 85009 (hereinafter the "Company") and STEPHEN I. MCTAGGART, an individual resident in Maricopa County, Arizona ("McTaggart").

WHEREAS:

         A. The Company is engaged in the business of developing electronic books and printed electronic products, and marketing such products and has developed or otherwise obtained certain confidential information and proprietary technology related to its business.

         B. McTaggart is a founder of the Company, an equity holder in, and Director of the Company, and has been employed by the Company at various times in the capacities of President and as Senior Vice President Research and Development.

         C. McTaggart has particular expertise in the design and manufacture of electronic books and printed electronic products, and has been instrumental in developing the Company's products, confidential information and proprietary technology. McTaggart has obtained patents on various inventions employed by the Company in its products, and has entered into agreements dated March 1990 and June 14, 1991 (purporting to supersede the March 1990), granting the Company an exclusive worldwide license under such patents to make, use and sell the inventions described and claimed therein.

         D. The Company is in the process of obtaining further financing, and negotiating strategic alliances and wishes to ensure that there are no potential issues pertaining to its past or continuing relationship with McTaggart or its rights and obligations with respect to the inventions and contributions to the Company technology that have been made by McTaggart.

ACCORDINGLY, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS. For purposes of this Agreement:

         1.1 The term "Technology" includes, for example, conceptions, discoveries, technological developments, technical contributions, methods, processes, compositions, techniques, systems, machines, devices, improvements, computer software and programs, at a and information (irrespective of whether in human or machine readable form), inventions (whether or not patentable), works of authorship, mask works and products.

         1.2 The term "Existing Technology" means any and all Technology: (a) disclosed in an Existing Patent, or (b) in use by the Company before the effective date of this Agreement; or (c) relating to the business of the Company ( e.g. printed electronic products), and conceived (as evidenced by written records) before the effective date of this Agreement.

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1.3 The term "Existing Patents" means all patents, U.S. or foreign, which have or will in the future issue based upon, or claiming priority of, applications filed before the effective date of this Agreement and naming McTaggart as inventor thereon, including, but not limited to the patents and applications listed in Schedule 1.3, as well as any continuation, divisional, and corresponding foreign patent applications and any patents issuing therefrom, and any reissue or reexamination patents arising therefrom.

2.       ASSIGNMENT OF EXISTING TECHNOLOGY AND PATENTS.

         2.1 Upon receipt of the payment pursuant to Paragraph 3.1, McTaggart shall assign to the Company the full and exclusive worldwide right, title, and interest in and to the Existing Patents and any right he might have in the Existing Technology, as well as the right to pursue and retain any proceeds from past infringement or other causes of action.

         2.2 McTaggart shall promptly execute and deliver to the Company or its legal representatives any and all assignment documents, papers, instruments or affidavits required to effect the assignment and maintenance of the Existing Patents and Existing Technology as may be necessary or desirable to carry out the purpose of this Agreement.

         2.3 McTaggart shall, upon request of the Company, and without further remuneration, promptly provide the Company with all pertinent facts, documents, notes or files relating to the Existing Patents and the Existing Technology, as may be known and accessible to McTaggart and to testify as to the same in any interference, litigation or proceeding related thereto.

3.       CONSIDERATION

         3.1 In addition to stock and other consideration previously provided to McTaggart by McTaggart the Company, in consideration of the assignment hereunder, the Company agrees to pay McTaggart the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) upon execution of this Agreement.

         3.2 As additional consideration of the assignment hereunder, and as consideration for McTaggart's continued assistance and cooperation as set forth in Paragraphs 2.2 and 2.3 hereof, the Company shall issue to McTaggart a Promissory Note obligating the Company to pay McTaggart Two Hundred Fifty Thousand Dollars ($250,000.00) on or before December 31, 1996 in the form of Exhibit "1" attached hereto.

         3.3 As full and complete satisfaction for any and all obligations of the Company to McTaggart for past royalties relating to the Existing Technology, the Company agrees to pay McTaggart One Hundred Thousand Dollars ($100,000.00) upon execution of this Agreement and to issue to McTaggart a Promissory Note obligating the Company to pay McTaggart One Hundred Thousand Dollars ($100,000.00) on or before December 31, 1996 in the form of Exhibit "2" attached hereto.


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

         3.4 Subject to Paragraph 3, McTaggart hereby forgives, releases and discharges the Company from any and all liability, arising from the March 1990 Agreement, June 14, 1991 Agreement, or otherwise, for any and all other royalties, fees, or obligations to pay monies, past or future, to McTaggart with respect to the Existing Patents and Existing Technology.

4.       MCTAGGART'S REPRESENTATIONS.

         4.1 Except for those matters disclosed on Schedule 5.1 hereto, McTaggart represents that he has full title and rights of ownership to the Existing Patents and Existing Technology being assigned hereunder, free and clear of any liens, encumbrances or restrictions of any nature whatsoever.

         4.2 McTaggart represents to the Company that he has not entered into, and will not enter into, any agreement or obligation which will prevent his full compliance with the terms of this Agreement.

5.       GENERAL.

         5.1 This Agreement is the entire agreement between the parties upon the subject hereof and supersedes any prior or similar agreements upon the same subject, and in particular the March 1990 and June 14, 1991 Agreements.

         5.2 This Agreement shall inure to the benefit of, be binding upon and be enforceable by the Company, its nominees, successors, and assigns, and shall be binding upon and be enforceable by McTaggart his heirs, assigns and legal representatives.

         5.3 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAW OF THE UNITED STATES OF AMERICA AND THE INTERNAL LAWS OF THE STATE OF ARIZONA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. The federal and state courts within the State of Arizona will have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement. Each party expressly consents to: (a) the personal jurisdiction of the federal and state courts within the State of Arizona, County of Maricopa; and (b) to be bound by orders of such courts.

         5.4 If any clause or provision of this Agreement is or becomes illegal, invalid, or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the illegal, invalid or unenforceable provision shall be replaced by a provision, which, being legal, valid and enforceable, comes closest to the intent of the parties underlying the illegal, invalid or unenforceable provision.

         5.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


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

         IN WITNESS WHEREOF, the parties have executed this Agreement on this day of August, 1996,

Stephen I. McTaggart                          FUTECH EDUCATIONAL PRODUCTS, INC.
------------------------------
/s/ Stephen I. McTaggart                      By  /s/ Vincent W. Goett
                                                  ----------------------------
                                              Its
                                                  ----------------------------


                                CONSENT OF SPOUSE

         1. Debra McTaggart, spouse of Steven I. McTaggart, a party to the foregoing Agreement (the "Agreement"), do hereby confirm that I have read and understand the Agreement and that I consent to, agree to and ratify all of the provisions, terms and conditions set forth in the Agreement, and I agree to execute any and all instruments or documents necessary to carry out said Agreement, to the extent that I have any interest in the Agreement, the transactions contemplated therein and the property and assets affected by the Agreement.


                                                 /s/ Debra McTaggart
                                                 ---------------------------
                                                 Debra McTaggart




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
Schedule 1.3 Existing Patents

Patent Number         Serial Number         Country                   Filing Date            Grant Date
--------------------------------------------------------------------------------------------------------------
    57656             78210811              Taiwan                    August 21, 1989        September 1, 1990
5,167,508             07/685,278            USA                       April 15, 1991         December 1, 1992
  664,701             17841/92              Australia                 April 14, 1992         March 19, 1996
                      2,108,554             Canada                    April 14, 1992
                      EP 92911059.1         EPO                       April 14, 1992
                      4-510057              Japan                     April 14, 1992
                      18887                 South Korea               April 14, 1992
                                            (Republic of Korea)
   178299             925737                Mexico                    April 14, 1992         June 7, 1995
                      PCT/US92/03056        PCT                       April 14, 1992
                      Not yet received      Russian Federation        April 14, 1992
                      92 1 11051.0          China                     April 14, 1992
                      886/Del/92            India                     April 14, 1992
5,417,575             08/137,063            USA                       April 14, 1992         May 23, 1995
                      Not yet assigned      Kazakhstan                Not yet confirmed
5,484,292             07/980,649            USA                       November 24, 1992      January 16, 1996
                      PCT/US93/10705        PCT                       November 11, 1993
                      08/195,755            USA                       February 11, 1994
                      93120335.X            China                     November 24, 1993
                      1253/Del/93           India                     November 9, 1993

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

Patent Number         Serial Number         Country                   Filing Date       Grant Date
--------------------------------------------------------------------------------------------------------------
                      55940/94              Australia             November 4, 1993
                      2,150,013             Canada                November 4, 1993
                      Not yet assigned      EPO                   November 4, 1993
                      952545                Finland               November 4, 1993
                      6-513158              Japan                 November 4, 1993
                      702092/1995           Korea                 November 4, 1993
                      258342                New Zealand           November 4, 1993
                      952042                Norway                November 4, 1993
                      95118875              Russian Federation    November 4, 1993
10815                 10815                 Sri Lanka             November 4, 1993      February 23, 1996
                      08/474,707            USA                   November 4, 1993
                      08/554,734            USA                   November 7, 1995

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

Schedule 5. 1        LIENS AND ENCUMBRANCES


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

                                  EXHIBIT "1"


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                                 PROMISSORY NOTE

                                           Due not later than: December 31, 1996
Principal Amount:                   US$250,000                  Phoenix, Arizona


For value received, the undersigned hereby promises to pay to Stephen I. McTaggart on or before December 31, 1996 the sum of TWO HUNDRED FIFTY THOUSAND UNITED STATES (US $250,000) DOLLARS with interest accruing from the date hereof at a rate of ONE (1%) PERCENT per month, compounded monthly, before and after each of maturity, default and judgment, payable by certified check, cash or bank draft and delivered to Stephen I. McTaggart at _______________________________ .

The undersigned hereby waives notice of dishonor and presentment.

Dated this ________ of __________ , 1996.

SIGNED, SEALED AND DELIVERED
by FUTECH EDUCATIONAL PRODUCTS, INC.


By   /s/ Vince Goett
     ---------------------------------
     Vince Goett, President



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

                                  EXHIBIT "2"


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                                 PROMISSORY NOTE

                                          Due not later than:  December 31, 1996
Principal Amount:                  US$100,000                   Phoenix, Arizona

For value received, the undersigned hereby promises to pay to Stephen I. McTaggart on or before December 31, 1996 the sum of ONE HUNDRED THOUSAND UNITED STATES (US$100,000) DOLLARS with interest accruing from the date hereof at a rate of ONE (1%) PERCENT per month, compounded monthly, before and after each of maturity, default and judgment, payable by certified check, cash or bank draft and delivered to Stephen I. McTaggart at _____________________________________ .

The undersigned hereby waives notice of dishonor and presentment.

Dated this 7 of August, 1996.

SIGNED, SEALED AND DELIVERED
by FUTECH EDUCATIONAL PRODUCTS, INC.

By  /s/ Vince Goett
    ---------------------------------
    Vince Goett, President


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